EXHIBIT 10.38

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT #1 TO THE ADDENDUM FOR FULFILLMENT PRODUCTS AND
SERVICES FOR FSG AND P-TAP NON-IMPRINTABLE PRODUCTS

This Amendment #1 to the Fulfillment Addendum (defined below) (this “Amendment #1”) is made and entered into as of July 18, 2003 (“Amendment #1 Effective Date”) by and between Intuit Inc. (“Intuit”) and the John H. Harland Company (“Harland”).

RECITALS

A. Intuit and Harland are parties to a Supply Agreement made and entered into as of January 1, 2000 (“Supply Agreement”).

B. As of September 6, 2001, the parties entered into an Addendum for Fulfillment Products and Services for FSG and P-TAP Non-Imprintable Products (“Fulfillment Addendum”).

C. The parties are now entering into this Amendment #1 to the Fulfillment Addendum to revise and replace pricing for Fulfillment Addendum Products, and modify the products to the Fulfillment Addendum. Any new products added in this Amendment #1 shall be deemed additional “Intuit Products” for all purposes of the Supply Agreement.

NOW THEREFORE, the parties hereby amend the Fulfillment Addendum as follows:

1. Exhibit A (P-TAP Fulfillment Services and Products) and Exhibit B (FSG Products and Fulfillment Services) of the Fulfillment Addendum are hereby deleted in their entirety and replaced and superceded with the attached new Exhibit A (P-TAP Fulfillment Services and Products) and Exhibit B (FSG Products and Fulfillment Services). For purposes of clarification, the replacement of Exhibit A and Exhibit B hereunder this Amendment #1 shall not be considered a deletion of products or services from the list referred to in Section 1 of the Fulfillment Addendum.

2. This Amendment #1 constitutes the complete and exclusive agreement and understanding between the parties with respect to the subject matter hereof and shall supersede and replace any and all prior agreements, communications and understandings regarding such subject matter. Except as specified in this Amendment #1, the terms of the Fulfillment Addendum and Supply Agreement remain in full force and effect. In the event of any conflict between this Amendment #1 and the Fulfillment Addendum, the terms of this Amendment #1 shall control with respect to the subject matter hereof.

IN WITNESS WHEREOF, Intuit and Harland have executed and entered into this Amendment #1 as of the Amendment #1 Effective Date by their duly authorized representatives.

JOHN H. HARLAND COMPANY		INTUIT INC

By:	/s/ Martin E. Kerner	By:	/s/ K Riggins

Printed Name:	Martin E. Kerner	Printed Name:	K. Maggie Riggins

Title:	VP, General Manager	Title:	Sr. Strategic Sourcing Mgr

Date:	7/26/03	Date:	7/28/03

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

EXHIBIT A
P-TAP Fulfillment Services and Products

Pricing for P-TAP Fulfillment Services and Products

Fulfillment Services	Price	Measure

Fill Presentation envelope orders and manage inventory	[ * ]	per line item
Fill presentation folder orders and manage inventory	[ * ]	per line item
Fill blank check stock orders and manage inventory	[ * ]	per box per line item
Fill tax form orders and manage inventory	[ * ]	Drop Shipped
Fill requests for catalogues and manage inventory	[ * ]	per line item (includes $ [ * ] postage)
Delivery costs	[ * ]
Receipt, Scrapping or Restocking of Items	[ * ]

Note: Fulfillment costs will be included in the materials cost of the products in the invoices Harland provides for these products

Product Costs	Price	Measure	Units	Price Per Units

Blank Check Stock
Burgundy Blank Check Stock	[ * ]	per individual item	[ * ]	[ * ]
Grey Blank Check Stock	[ * ]	per individual item	[ * ]	[ * ]
Green Blank Check Stock	[ * ]	per individual item	[ * ]	[ * ]
Blue Blank Check Stock	[ * ]	per individual item	[ * ]	[ * ]
As of 12/26/03
Folders					(est.)
FLB Folder	[ * ]	per individual item	[ * ]	[ * ]	[ * ]
FSB Folder	[ * ]	per individual item	[ * ]	[ * ]	[ * ]
FLG Folder	[ * ]	per individual item	[ * ]	[ * ]	[ * ]
FSG Folder	[ * ]	per individual item	[ * ]	[ * ]	[ * ]
FLH Folder	[ * ]	per individual item	[ * ]	[ * ]	[ * ]
FSH Folder	[ * ]	per individual item	[ * ]	[ * ]	[ * ]
FLR Folder	[ * ]	per individual item	[ * ]	[ * ]	[ * ]
FSR Folder	[ * ]	per individual item	[ * ]	[ * ]	[ * ]
TPR (Marine)	[ * ]	per individual item	[ * ]	[ * ]
TPH (Hunter)	[ * ]	per individual item	[ * ]	[ * ]
TFLG Folder	[ * ]	per individual item	[ * ]	[ * ]
TFLB Folder	[ * ]	per individual item	[ * ]	[ * ]
FSBL Folder	[ * ]	per individual item	[ * ]	[ * ]
FSGR Folder	[ * ]	per individual item	[ * ]	[ * ]

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

Est.
				Price Per	Implementation
Tax Envelopes	Price	Measure	Units	Units	date

EF6-100 — Tx Return Envelope 6X9	[ * ]	per individual item	[ * ]	[ * ]	3/14/03
EF6-300 — Tx Return Envelope 6X9	[ * ]	per individual item	[ * ]	[ * ]	3/14/03
EF6-600 — Tx Return Envelope 6X9	[ * ]	per individual item	[ * ]	[ * ]	3/14/03
EF6SS-100 — Tx Return Envelope SS 6X9	[ * ]	per individual item	[ * ]	[ * ]	02/01/04
EF6SS-300 — Tx Return Envelope SS 6X9	[ * ]	per individual item	[ * ]	[ * ]	02/01/04
EF6SS-600 — Tx Return Envelope SS 6X9	[ * ]	per individual item	[ * ]	[ * ]	02/01/04
15901-500 — EasyAcct DW Business Env	[ * ]	per individual item	[ * ]	[ * ]	7/4/03
EF9-100 — Tx Return Envelope	[ * ]	per individual item	[ * ]	[ * ]	3/21/03
EF9-300 — Tx Return Envelope	[ * ]	per individual item	[ * ]	[ * ]	3/21/03
EF9-600 — Tx Return Envelope	[ * ]	per individual item	[ * ]	[ * ]	3/21/03
EF9SS-100 — Tx Return Env SS	[ * ]	per individual item	[ * ]	[ * ]	6/20/03
EF9SS-300 — Tx Return Env SS	[ * ]	per individual item	[ * ]	[ * ]	6/20/03
EF9SS-600 — Tx Return Env SS	[ * ]	per individual item	[ * ]	[ * ]	6/20/03
ESV8-100 — 1040 EV/ES Env	[ * ]	per individual item	[ * ]	[ * ]	4/25/03
ESV8-300 — 1040 EV/ES Env	[ * ]	per individual item	[ * ]	[ * ]	4/25/03
ESV8-600 -1040 EV/ES Env	[ * ]	per individual item	[ * ]	[ * ]	4/25/03
EOL-100 — 9.5X11.5 Landscape	[ * ]	per individual item	[ * ]	[ * ]	03/28/2003
EOL-300 — 9.5X11.5 Landscape	[ * ]	per individual item	[ * ]	[ * ]	03/28/2003
EOL-600 — 9.5X11.5 Landscape	[ * ]	per individual item	[ * ]	[ * ]	03/28/2003
EOLSS-100 — Env. 9.5X11.5 SS Landscape	[ * ]	per individual item	[ * ]	[ * ]	05/09/2003
EOLSS-300 — Env. 9.5X11.5 SS Landscape	[ * ]	per individual item	[ * ]	[ * ]	05/09/2003
EOLSS-600 — Env. 9.5X11.5 SS Landscape	[ * ]	per individual item	[ * ]	[ * ]	05/09/2003
EOXP-100 — Env 10.25X12 Portrait	[ * ]	per individual item	[ * ]	[ * ]	05/23/2003
EOXP-300 — Env 10.25X12 Portrait	[ * ]	per individual item	[ * ]	[ * ]	05/23/2003
EOXP-600 — Env 10.25X12 Portrait	[ * ]	per individual item	[ * ]	[ * ]	05/23/2003
EOPL-100 — Env SW 9.5X11.5	[ * ]	per individual item	[ * ]	[ * ]	05/23/2003
EOPL-300 — Env SW 9.5X11.5	[ * ]	per individual item	[ * ]	[ * ]	05/23/2003
EOPL-600 — Env SW 9.5X11.5	[ * ]	per individual item	[ * ]	[ * ]	05/23/2003
15900-500 — EasyAcct DW Check Env	[ * ]	per individual item	[ * ]	[ * ]	12/22/03
EOP-100 — Env 9.5X11.5 Portrait	[ * ]	per individual item	[ * ]	[ * ]	09/19/2003
EOP-300 — Env 9.5X11.5 Portrait	[ * ]	per individual item	[ * ]	[ * ]	09/19/2003
EOP-600 — Env 9.5X11.5 Portrait	[ * ]	per individual item	[ * ]	[ * ]	09/19/2003
EOPSS-100 — Env SS 9.5X11.5 Portrait	[ * ]	per individual item	[ * ]	[ * ]	04/25/2003
EOPSS-300 — Env SS 9.5X11.5 Portrait	[ * ]	per individual item	[ * ]	[ * ]	04/25/2003
EOPSS-600 — Env SS 9.5X11.5 Portrait	[ * ]	per individual item	[ * ]	[ * ]	04/25/2003
EOXL-100 — Env 10.25X12 Landscape	[ * ]	per individual item	[ * ]	[ * ]	02/28/2003
EOXL-300 — Env 10.25X12 Landscape	[ * ]	per individual item	[ * ]	[ * ]	02/28/2003
EOXL-600 — Env 10.25X12 Landscape	[ * ]	per individual item	[ * ]	[ * ]	02/28/2003
EXPAN-50* — Expan Env — Landscape	[ * ]	per individual item	[ * ]	[ * ]	5/9/03

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

PTAP Tax forms	Product Id	Quantity	Price per item

EasyACCT DW Envelopes for 1099 (Except 1099M/1099R)	2222-00100	[ * ]	[ * ]
EasyACCT DW Envelopes for 1099 (Except 1099M/1099R)	2222-00200	[ * ]	[ * ]
EasyACCT DW Envelopes for 1099 (Except 1099M/1099R)	2222-00300	[ * ]	[ * ]
EasyACCT DW Envelopes for 1099 (Except 1099M/1099R)	2222-00400	[ * ]	[ * ]
EasyACCT DW Envelopes for 1099 (Except 1099M/1099R)	2222-00500	[ * ]	[ * ]
EasyACCT DW Envelopes for 1099 (Except 1099M/1099R)	2222-00600	[ * ]	[ * ]
EasyACCT DW Envelopes for 1099 (Except 1099M/1099R)	2222-01000	[ * ]	[ * ]
EasyACCT DW Envelopes for 1099 (Except 1099M/1099R)	2222-02000	[ * ]	[ * ]
EasyACCT DW Envelopes for 1099 (Except 1099M/1099R)	2222-03000	[ * ]	[ * ]
EasyACCT DW Envelopes for 1099 (Except 1099M/1099R)	2222-05000	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (3 per pg)	3333-00100	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (3 per pg)	3333-00200	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (3 per pg)	3333-00300	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (3 per pg)	3333-00400	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (3 per pg)	3333-00500	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (3 per pg)	3333-00600	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (3 per pg)	3333-01000	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (3 per pg)	3333-02000	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (3 per pg)	3333-03000	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (3 per pg)	3333-05000	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (2 per pg)	6666-00100	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (2 per pg)	6666-00200	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (2 per pg)	6666-00300	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (2 per pg)	6666-00400	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (2 per pg)	6666-00500	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (2 per pg)	6666-00600	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (2 per pg)	6666-01000	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (2 per pg)	6666-02000	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (2 per pg)	6666-03000	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (2 per pg)	6666-05000	[ * ]	[ * ]
EasyACCT DW Envelopes 1099 MISC & 1099R	7777-00100	[ * ]	[ * ]
EasyACCT DW Envelopes 1099 MISC & 1099R	7777-00200	[ * ]	[ * ]
EasyACCT DW Envelopes 1099 MISC & 1099R	7777-00300	[ * ]	[ * ]
EasyACCT DW Envelopes 1099 MISC & 1099R	7777-00400	[ * ]	[ * ]
EasyACCT DW Envelopes 1099 MISC & 1099R	7777-00500	[ * ]	[ * ]
EasyACCT DW Envelopes 1099 MISC & 1099R	7777-00600	[ * ]	[ * ]
EasyACCT DW Envelopes 1099 MISC & 1099R	7777-01000	[ * ]	[ * ]
EasyACCT DW Envelopes 1099 MISC & 1099R	7777-02000	[ * ]	[ * ]
EasyACCT DW Envelopes 1099 MISC & 1099R	7777-03000	[ * ]	[ * ]
EasyACCT DW Envelopes 1099 MISC & 1099R	7777-05000	[ * ]	[ * ]

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

PTAP Tax forms	Product Id	Quantity	Price per item

EasyACCT DW W-2 Envelopes (4 per pg)	9999-00100	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (4 per pg)	9999-00200	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (4 per pg)	9999-00300	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (4 per pg)	9999-00400	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (4 per pg)	9999-00500	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (4 per pg)	9999-00600	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (4 per pg)	9999-01000	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (4 per pg)	9999-02000	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (4 per pg)	9999-03000	[ * ]	[ * ]
EasyACCT DW W-2 Envelopes (4 per pg)	9999-05000	[ * ]	[ * ]
EasyACCT Cont. 1096 (2 part)	C1096-00025	[ * ]	[ * ]
EasyACCT Cont. 1096 (2 part)	C1096-00050	[ * ]	[ * ]
EasyACCT Cont. 1096 (2 part)	C1096-00075	[ * ]	[ * ]
EasyACCT Cont. 1096 (2 part)	C1096-00100	[ * ]	[ * ]
EasyACCT Cont. 1096 (2 part)	C1096-00200	[ * ]	[ * ]
EasyACCT Cont. 1096 (2 part)	C1096-00300	[ * ]	[ * ]
EasyACCT Cont. 1096 (2 part)	C1096-00400	[ * ]	[ * ]
EasyACCT Cont. 1096 (2 part)	C1096-00500	[ * ]	[ * ]
EasyACCT Cont. 1096 (2 part)	C1096-00600	[ * ]	[ * ]
EasyACCT Cont. 1096 (2 part)	C1096-01000	[ * ]	[ * ]
EasyACCT Cont. 1098 (4 part)	C10984-00100	[ * ]	[ * ]
EasyACCT Cont. 1098 (4 part)	C10984-00200	[ * ]	[ * ]
EasyACCT Cont. 1098 (4 part)	C10984-00300	[ * ]	[ * ]
EasyACCT Cont. 1098 (4 part)	C10984-00400	[ * ]	[ * ]
EasyACCT Cont. 1098 (4 part)	C10984-00500	[ * ]	[ * ]
EasyACCT Cont. 1098 (4 part)	C10984-00600	[ * ]	[ * ]
EasyACCT Cont. 1098 (4 part)	C10984-01000	[ * ]	[ * ]
EasyACCT Cont. 1099 A (4 part)	C1099A4-00100	[ * ]	[ * ]
EasyACCT Cont. 1099 A (4 part)	C1099A4-00200	[ * ]	[ * ]
EasyACCT Cont. 1099 A (4 part)	C1099A4-00300	[ * ]	[ * ]
EasyACCT Cont. 1099 A (4 part)	C1099A4-00400	[ * ]	[ * ]
EasyACCT Cont. 1099 A (4 part)	C1099A4-00500	[ * ]	[ * ]
EasyACCT Cont. 1099 A (4 part)	C1099A4-00600	[ * ]	[ * ]
EasyACCT Cont. 1099 A (4 part)	C1099A4-01000	[ * ]	[ * ]
EasyACCT Cont. 1099 B (4 part)	C1099B-00100	[ * ]	[ * ]
EasyACCT Cont. 1099 B (4 part)	C1099B-00200	[ * ]	[ * ]
EasyACCT Cont. 1099 B (4 part)	C1099B-00300	[ * ]	[ * ]
EasyACCT Cont. 1099 B (4 part)	C1099B-00400	[ * ]	[ * ]
EasyACCT Cont. 1099 B (4 part)	C1099B-00500	[ * ]	[ * ]
EasyACCT Cont. 1099 B (4 part)	C1099B-00600	[ * ]	[ * ]
EasyACCT Cont. 1099 B (4 part)	C1099B-01000	[ * ]	[ * ]

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

PTAP Tax forms	Product Id	Quantity	Price per item

EasyACCT Cont. 1099 DIV (4 part)	C1099D4-00100	[ * ]	[ * ]
EasyACCT Cont. 1099 DIV (4 part)	C1099D4-00200	[ * ]	[ * ]
EasyACCT Cont. 1099 DIV (4 part)	C1099D4-00300	[ * ]	[ * ]
EasyACCT Cont. 1099 DIV (4 part)	C1099D4-00400	[ * ]	[ * ]
EasyACCT Cont. 1099 DIV (4 part)	C1099D4-00500	[ * ]	[ * ]
EasyACCT Cont. 1099 DIV (4 part)	C1099D4-00600	[ * ]	[ * ]
EasyACCT Cont. 1099 DIV (4 part)	C1099D4-01000	[ * ]	[ * ]
EasyACCT Cont. 1099 G (4 part)	C1099G-00100	[ * ]	[ * ]
EasyACCT Cont. 1099 G (4 part)	C1099G-00200	[ * ]	[ * ]
EasyACCT Cont. 1099 G (4 part)	C1099G-00300	[ * ]	[ * ]
EasyACCT Cont. 1099 G (4 part)	C1099G-00400	[ * ]	[ * ]
EasyACCT Cont. 1099 G (4 part)	C1099G-00500	[ * ]	[ * ]
EasyACCT Cont. 1099 G (4 part)	C1099G-00600	[ * ]	[ * ]
EasyACCT Cont. 1099 G (4 part)	C1099G-01000	[ * ]	[ * ]
EasyACCT Cont. 1099 INT (4 part)	C1099I4-00100	[ * ]	[ * ]
EasyACCT Cont. 1099 INT (4 part)	C1099I4-00200	[ * ]	[ * ]
EasyACCT Cont. 1099 INT (4 part)	C1099I4-00300	[ * ]	[ * ]
EasyACCT Cont. 1099 INT (4 part)	C1099I4-00400	[ * ]	[ * ]
EasyACCT Cont. 1099 INT (4 part)	C1099I4-00500	[ * ]	[ * ]
EasyACCT Cont. 1099 INT (4 part)	C1099I4-00600	[ * ]	[ * ]
EasyACCT Cont. 1099 INT (4 part)	C1099I4-01000	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (3 part)	C1099M3-00100	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (3 part)	C1099M3-00200	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (3 part)	C1099M3-00300	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (3 part)	C1099M3-00400	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (3 part)	C1099M3-00500	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (3 part)	C1099M3-00600	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (3 part)	C1099M3-01000	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (4 part)	C1099M4-00100	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (4 part)	C1099M4-00200	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (4 part)	C1099M4-00300	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (4 part)	C1099M4-00400	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (4 part)	C1099M4-00500	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (4 part)	C1099M4-00600	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (4 part)	C1099M4-01000	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (5 part)	C1099M5-00100	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (5 part)	C1099M5-00200	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (5 part)	C1099M5-00300	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (5 part)	C1099M5-00400	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (5 part)	C1099M5-00500	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (5 part)	C1099M5-00600	[ * ]	[ * ]
EasyACCT Cont. 1099 MISC (5 part)	C1099M5-01000	[ * ]	[ * ]

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

PTAP Tax forms	Product Id	Quantity	Price per item

EasyACCT Cont. 1099 OID (4 part)	C1099O-00100	[ * ]	[ * ]
EasyACCT Cont. 1099 OID (4 part)	C1099O-00200	[ * ]	[ * ]
EasyACCT Cont. 1099 OID (4 part)	C1099O-00300	[ * ]	[ * ]
EasyACCT Cont. 1099 OID (4 part)	C1099O-00400	[ * ]	[ * ]
EasyACCT Cont. 1099 OID (4 part)	C1099O-00500	[ * ]	[ * ]
EasyACCT Cont. 1099 OID (4 part)	C1099O-00600	[ * ]	[ * ]
EasyACCT Cont. 1099 OID (4 part)	C1099O-01000	[ * ]	[ * ]
EasyACCT Cont. 1099 PATR (4 part)	C1099P-00100	[ * ]	[ * ]
EasyACCT Cont. 1099 PATR (4 part)	C1099P-00200	[ * ]	[ * ]
EasyACCT Cont. 1099 PATR (4 part)	C1099P-00300	[ * ]	[ * ]
EasyACCT Cont. 1099 PATR (4 part)	C1099P-00400	[ * ]	[ * ]
EasyACCT Cont. 1099 PATR (4 part)	C1099P-00500	[ * ]	[ * ]
EasyACCT Cont. 1099 PATR (4 part)	C1099P-00600	[ * ]	[ * ]
EasyACCT Cont. 1099 PATR (4 part)	C1099P-01000	[ * ]	[ * ]
EasyACCT Cont. 1099 S (4 part)	C1099S-00100	[ * ]	[ * ]
EasyACCT Cont. 1099 S (4 part)	C1099S-00200	[ * ]	[ * ]
EasyACCT Cont. 1099 S (4 part)	C1099S-00300	[ * ]	[ * ]
EasyACCT Cont. 1099 S (4 part)	C1099S-00400	[ * ]	[ * ]
EasyACCT Cont. 1099 S (4 part)	C1099S-00500	[ * ]	[ * ]
EasyACCT Cont. 1099 S (4 part)	C1099S-00600	[ * ]	[ * ]
EasyACCT Cont. 1099 S (4 part)	C1099S-01000	[ * ]	[ * ]
EasyACCT Cont. 5498 (3 part)	C54983-00100	[ * ]	[ * ]
EasyACCT Cont. 5498 (3 part)	C54983-00200	[ * ]	[ * ]
EasyACCT Cont. 5498 (3 part)	C54983-00300	[ * ]	[ * ]
EasyACCT Cont. 5498 (3 part)	C54983-00400	[ * ]	[ * ]
EasyACCT Cont. 5498 (3 part)	C54983-00500	[ * ]	[ * ]
EasyACCT Cont. 5498 (3 part)	C54983-00600	[ * ]	[ * ]
EasyACCT Cont. 5498 (3 part)	C54983-01000	[ * ]	[ * ]
EasyACCT Cont. 941 (3 part)	C9413-00100	[ * ]	[ * ]
EasyACCT Cont. 941 (3 part)	C9413-00200	[ * ]	[ * ]
EasyACCT Cont. 941 (3 part)	C9413-00300	[ * ]	[ * ]
EasyACCT Cont. 941 (3 part)	C9413-00400	[ * ]	[ * ]
EasyACCT Cont. 941 (3 part)	C9413-00500	[ * ]	[ * ]
EasyACCT Cont. 941 (3 part)	C9413-00600	[ * ]	[ * ]
EasyACCT Cont. 941 (3 part)	C9413-01000	[ * ]	[ * ]
EasyACCT Cont. 941B (3 part)	C941B3-00100	[ * ]	[ * ]
EasyACCT Cont. 941B (3 part)	C941B3-00200	[ * ]	[ * ]
EasyACCT Cont. 941B (3 part)	C941B3-00300	[ * ]	[ * ]
EasyACCT Cont. 941B (3 part)	C941B3-00400	[ * ]	[ * ]
EasyACCT Cont. 941B (3 part)	C941B3-00500	[ * ]	[ * ]
EasyACCT Cont. 941B (3 part)	C941B3-00600	[ * ]	[ * ]
EasyACCT Cont. 941B (3 part)	C941B3-01000	[ * ]	[ * ]

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

PTAP Tax forms	Product Id	Quantity	Price per item

EasyACCT Cont. W-2 1 Wide (4 part)	CW214-00100	[ * ]	[ * ]
EasyACCT Cont. W-2 1 Wide (4 part)	CW214-00200	[ * ]	[ * ]
EasyACCT Cont. W-2 1 Wide (4 part)	CW214-00300	[ * ]	[ * ]
EasyACCT Cont. W-2 1 Wide (4 part)	CW214-00400	[ * ]	[ * ]
EasyACCT Cont. W-2 1 Wide (4 part)	CW214-00500	[ * ]	[ * ]
EasyACCT Cont. W-2 1 Wide (4 part)	CW214-00600	[ * ]	[ * ]
EasyACCT Cont. W-2 1 Wide (4 part)	CW214-01000	[ * ]	[ * ]
EasyACCT Cont. W-2 1 Wide (6-part)	CW216-00100	[ * ]	[ * ]
EasyACCT Cont. W-2 1 Wide (6-part)	CW216-00200	[ * ]	[ * ]
EasyACCT Cont. W-2 1 Wide (6-part)	CW216-00300	[ * ]	[ * ]
EasyACCT Cont. W-2 1 Wide (6-part)	CW216-00400	[ * ]	[ * ]
EasyACCT Cont. W-2 1 Wide (6-part)	CW216-00500	[ * ]	[ * ]
EasyACCT Cont. W-2 1 Wide (6-part)	CW216-00600	[ * ]	[ * ]
EasyACCT Cont. W-2 1 Wide (6-part)	CW216-01000	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 3-Part (A,1,D)	CW2A1D-00100	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 3-Part (A,1,D)	CW2A1D-00200	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 3-Part (A,1,D)	CW2A1D-00300	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 3-Part (A,1,D)	CW2A1D-00400	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 3-Part (A,1,D)	CW2A1D-00500	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 3-Part (A,1,D)	CW2A1D-00600	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 3-Part (A,1,D)	CW2A1D-01000	[ * ]	[ * ]
EasyACCT EasyACCT Cont. W-2 Twin 4-Part (A,1,1,D)	CW2A11D-00100	[ * ]	[ * ]
EasyACCT EasyACCT Cont. W-2 Twin 4-Part (A,1,1,D)	CW2A11D-00200	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 4-Part (A,1,1,D)	CW2A11D-00300	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 4-Part (A,1,1,D)	CW2A11D-00400	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 4-Part (A,1,1,D)	CW2A11D-00500	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 4-Part (A,1,1,D)	CW2A11D-00600	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 4-Part (A,1,1,D)	CW2A11D-01000	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 3-Part (B,C,2)	CW2BC2-00100	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 3-Part (B,C,2)	CW2BC2-00200	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 3-Part (B,C,2)	CW2BC2-00300	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 3-Part (B,C,2)	CW2BC2-00400	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 3-Part (B,C,2)	CW2BC2-00500	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 3-Part (B,C,2)	CW2BC2-00600	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 3-Part (B,C,2)	CW2BC2-01000	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 4-Part (B,C,2,2)	CW2BC22-00100	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 4-Part (B,C,2,2)	CW2BC22-00200	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 4-Part (B,C,2,2)	CW2BC22-00300	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 4-Part (B,C,2,2)	CW2BC22-00400	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 4-Part (B,C,2,2)	CW2BC22-00500	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 4-Part (B,C,2,2)	CW2BC22-00600	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin 4-Part (B,C,2,2)	CW2BC22-01000	[ * ]	[ * ]

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

PTAP Tax forms	Product Id	Quantity	Price per item

EasyACCT Cont. W-2 Twin Set (6 part)	CW2T6-00100	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin Set (6 part)	CW2T6-00200	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin Set (6 part)	CW2T6-00300	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin Set (6 part)	CW2T6-00400	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin Set (6 part)	CW2T6-00500	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin Set (6 part)	CW2T6-00600	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin Set (6 part)	CW2T6-01000	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin Set (8 part)	CW2T8-00100	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin Set (8 part)	CW2T8-00200	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin Set (8 part)	CW2T8-00300	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin Set (8 part)	CW2T8-00400	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin Set (8 part)	CW2T8-00500	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin Set (8 part)	CW2T8-00600	[ * ]	[ * ]
EasyACCT Cont. W-2 Twin Set (8 part)	CW2T8-01000	[ * ]	[ * ]
EasyACCT Cont. W-3 Form (2 part)	CW3C2-00025	[ * ]	[ * ]
EasyACCT Cont. W-3 Form (2 part)	CW3C2-00050	[ * ]	[ * ]
EasyACCT Cont. W-3 Form (2 part)	CW3C2-00075	[ * ]	[ * ]
EasyACCT Cont. W-3 Form (2 part)	CW3C2-00100	[ * ]	[ * ]
EasyACCT Cont. W-3 Form (2 part)	CW3C2-00150	[ * ]	[ * ]
EasyACCT Cont. W-3 Form (2 part)	CW3C2-00200	[ * ]	[ * ]
EasyACCT Cont. W-3 Form (2 part)	CW3C2-00300	[ * ]	[ * ]
EasyACCT Cont. W-3 Form (2 part)	CW3C2-00400	[ * ]	[ * ]
EasyACCT Cont. W-3 Form (2 part)	CW3C2-00500	[ * ]	[ * ]
EasyACCT Cont. W-3 Form (2 part)	CW3C2-00600	[ * ]	[ * ]
EasyACCT Cont. W-3 Form (2 part)	CW3C2-01000	[ * ]	[ * ]
EasyACCT Laser 1096 Summary (1 per pg)	L1096-00025	[ * ]	[ * ]
EasyACCT Laser 1096 Summary (1 per pg)	L1096-00050	[ * ]	[ * ]
EasyACCT Laser 1096 Summary (1 per pg)	L1096-00075	[ * ]	[ * ]
EasyACCT Laser 1096 Summary (1 per pg)	L1096-00100	[ * ]	[ * ]
EasyACCT Laser 1096 Summary (1 per pg)	L1096-00150	[ * ]	[ * ]
EasyACCT Laser 1096 Summary (1 per pg)	L1096-00200	[ * ]	[ * ]
EasyACCT Laser 1096 Summary (1 per pg)	L1096-00300	[ * ]	[ * ]
EasyACCT Laser 1096 Summary (1 per pg)	L1096-00400	[ * ]	[ * ]
EasyACCT Laser 1096 Summary (1 per pg)	L1096-00500	[ * ]	[ * ]
EasyACCT Laser 1096 Summary (1 per pg)	L1096-00600	[ * ]	[ * ]
EasyACCT Laser 1096 Summary (1 per pg)	L1096-01000	[ * ]	[ * ]
EasyACCT 1098 Copy A (3 per pg)	L1098-00100	[ * ]	[ * ]
EasyACCT 1098 Copy A (3 per pg)	L1098-00200	[ * ]	[ * ]
EasyACCT 1098 Copy A (3 per pg)	L1098-00300	[ * ]	[ * ]
EasyACCT 1098 Copy A (3 per pg)	L1098-00400	[ * ]	[ * ]
EasyACCT 1098 Copy A (3 per pg)	L1098-00500	[ * ]	[ * ]
EasyACCT 1098 Copy A (3 per pg)	L1098-00600	[ * ]	[ * ]
EasyACCT 1098 Copy A (3 per pg)	L1098-01000	[ * ]	[ * ]

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

PTAP Tax forms	Product Id	Quantity	Price per item

EasyACCT Laser 1098T Copy A	L1098T-00100	[ * ]	[ * ]
EasyACCT Laser 1098T Copy A	L1098T-00200	[ * ]	[ * ]
EasyACCT Laser 1098T Copy A	L1098T-00300	[ * ]	[ * ]
EasyACCT Laser 1098T Copy A	L1098T-00400	[ * ]	[ * ]
EasyACCT Laser 1098T Copy A	L1098T-00500	[ * ]	[ * ]
EasyACCT Laser 1098T Copy A	L1098T-00600	[ * ]	[ * ]
EasyACCT Laser 1098T Copy A	L1098T-01000	[ * ]	[ * ]
EasyACCT Laser 1099A Copy A (3 per pg)	L1099A-00100	[ * ]	[ * ]
EasyACCT Laser 1099A Copy A (3 per pg)	L1099A-00200	[ * ]	[ * ]
EasyACCT Laser 1099A Copy A (3 per pg)	L1099A-00300	[ * ]	[ * ]
EasyACCT Laser 1099A Copy A (3 per pg)	L1099A-00400	[ * ]	[ * ]
EasyACCT Laser 1099A Copy A (3 per pg)	L1099A-00500	[ * ]	[ * ]
EasyACCT Laser 1099A Copy A (3 per pg)	L1099A-00600	[ * ]	[ * ]
EasyACCT Laser 1099A Copy A (3 per pg)	L1099A-01000	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (2 per pg)	L1099B2-00100	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (2 per pg)	L1099B2-00200	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (2 per pg)	L1099B2-00300	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (2 per pg)	L1099B2-00400	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (2 per pg)	L1099B2-00500	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (2 per pg)	L1099B2-00600	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (2 per pg)	L1099B2-01000	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (2 per pg)	L1099B2-02000	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (2 per pg)	L1099B2-03000	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (2 per pg)	L1099B2-05000	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (3 per pg)	L1099B3-00100	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (3 per pg)	L1099B3-00200	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (3 per pg)	L1099B3-00300	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (3 per pg)	L1099B3-00400	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (3 per pg)	L1099B3-00500	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (3 per pg)	L1099B3-00600	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (3 per pg)	L1099B3-01000	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (3 per pg)	L1099B3-02000	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (3 per pg)	L1099B3-03000	[ * ]	[ * ]
EasyACCT Laser 1099 Blank Perf. Paper (3 per pg)	L1099B3-05000	[ * ]	[ * ]
EasyACCT 1099 Broker Copy A (3 per pg)	L1099BR-00100	[ * ]	[ * ]
EasyACCT 1099 Broker Copy A (3 per pg)	L1099BR-00200	[ * ]	[ * ]
EasyACCT 1099 Broker Copy A (3 per pg)	L1099BR-00300	[ * ]	[ * ]
EasyACCT 1099 Broker Copy A (3 per pg)	L1099BR-00400	[ * ]	[ * ]
EasyACCT 1099 Broker Copy A (3 per pg)	L1099BR-00500	[ * ]	[ * ]
EasyACCT 1099 Broker Copy A (3 per pg)	L1099BR-00600	[ * ]	[ * ]
EasyACCT 1099 Broker Copy A (3 per pg)	L1099BR-01000	[ * ]	[ * ]

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

PTAP Tax forms	Product Id	Quantity	Price per item

EasyACCT 1099 DIV Copy A (3 per pg)	L1099D-00100	[ * ]	[ * ]
EasyACCT 1099 DIV Copy A (3 per pg)	L1099D-00200	[ * ]	[ * ]
EasyACCT 1099 DIV Copy A (3 per pg)	L1099D-00300	[ * ]	[ * ]
EasyACCT 1099 DIV Copy A (3 per pg)	L1099D-00400	[ * ]	[ * ]
EasyACCT 1099 DIV Copy A (3 per pg)	L1099D-00500	[ * ]	[ * ]
EasyACCT 1099 DIV Copy A (3 per pg)	L1099D-00600	[ * ]	[ * ]
EasyACCT 1099 DIV Copy A (3 per pg)	L1099D-01000	[ * ]	[ * ]
EasyACCT Laser 1099 G Copy A	L1099G-00100	[ * ]	[ * ]
EasyACCT Laser 1099 G Copy A	L1099G-00200	[ * ]	[ * ]
EasyACCT Laser 1099 G Copy A	L1099G-00300	[ * ]	[ * ]
EasyACCT Laser 1099 G Copy A	L1099G-00400	[ * ]	[ * ]
EasyACCT Laser 1099 G Copy A	L1099G-00500	[ * ]	[ * ]
EasyACCT Laser 1099 G Copy A	L1099G-00600	[ * ]	[ * ]
EasyACCT Laser 1099 G Copy A	L1099G-01000	[ * ]	[ * ]
EasyACCT Laser 1099 INT Copy A (3 per pg)	L1099I-00100	[ * ]	[ * ]
EasyACCT Laser 1099 INT Copy A (3 per pg)	L1099I-00200	[ * ]	[ * ]
EasyACCT Laser 1099 INT Copy A (3 per pg)	L1099I-00300	[ * ]	[ * ]
EasyACCT Laser 1099 INT Copy A (3 per pg)	L1099I-00400	[ * ]	[ * ]
EasyACCT Laser 1099 INT Copy A (3 per pg)	L1099I-00500	[ * ]	[ * ]
EasyACCT Laser 1099 INT Copy A (3 per pg)	L1099I-00600	[ * ]	[ * ]
EasyACCT Laser 1099 INT Copy A (3 per pg)	L1099I-01000	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Fed Copy A (2 per pg)	L1099M-00100	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Fed Copy A (2 per pg)	L1099M-00200	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Fed Copy A (2 per pg)	L1099M-00300	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Fed Copy A (2 per pg)	L1099M-00400	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Fed Copy A (2 per pg)	L1099M-00500	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Fed Copy A (2 per pg)	L1099M-00600	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Fed Copy A (2 per pg)	L1099M-01000	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Fed Copy A (2 per pg)	L1099M-02000	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Fed Copy A (2 per pg)	L1099M-03000	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Fed Copy A (2 per pg)	L1099M-05000	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Copy B (2 per pg)	L1099MB-00100	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Copy B (2 per pg)	L1099MB-00200	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Copy B (2 per pg)	L1099MB-00300	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Copy B (2 per pg)	L1099MB-00400	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Copy B (2 per pg)	L1099MB-00500	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Copy B (2 per pg)	L1099MB-00600	[ * ]	[ * ]
EasyACCT Laser 1099 MISC Copy B (2 per pg)	L1099MB-01000	[ * ]	[ * ]
EasyACCT 1099 Laser MISC Copy C (2 per pg)	L1099MC-00100	[ * ]	[ * ]
EasyACCT 1099 Laser MISC Copy C (2 per pg)	L1099MC-00200	[ * ]	[ * ]
EasyACCT 1099 Laser MISC Copy C (2 per pg)	L1099MC-00300	[ * ]	[ * ]
EasyACCT 1099 Laser MISC Copy C (2 per pg)	L1099MC-00400	[ * ]	[ * ]
EasyACCT 1099 Laser MISC Copy C (2 per pg)	L1099MC-00500	[ * ]	[ * ]
EasyACCT 1099 Laser MISC Copy C (2 per pg)	L1099MC-00600	[ * ]	[ * ]
EasyACCT 1099 Laser MISC Copy C (2 per pg)	L1099MC-01000	[ * ]	[ * ]

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

PTAP Tax forms	Product Id	Quantity	Price per item

EasyACCT Laser 1099 OID Copy A (3 per pg)	L1099O-00100	[ * ]	[ * ]
EasyACCT Laser 1099 OID Copy A (3 per pg)	L1099O-00200	[ * ]	[ * ]
EasyACCT Laser 1099 OID Copy A (3 per pg)	L1099O-00300	[ * ]	[ * ]
EasyACCT Laser 1099 OID Copy A (3 per pg)	L1099O-00400	[ * ]	[ * ]
EasyACCT Laser 1099 OID Copy A (3 per pg)	L1099O-00500	[ * ]	[ * ]
EasyACCT Laser 1099 OID Copy A (3 per pg)	L1099O-00600	[ * ]	[ * ]
EasyACCT Laser 1099 OID Copy A (3 per pg)	L1099O-01000	[ * ]	[ * ]
EasyACCT Laser 1099 PATR Copy A (3 per pg)	L1099P-00100	[ * ]	[ * ]
EasyACCT Laser 1099 PATR Copy A (3 per pg)	L1099P-00200	[ * ]	[ * ]
EasyACCT Laser 1099 PATR Copy A (3 per pg)	L1099P-00300	[ * ]	[ * ]
EasyACCT Laser 1099 PATR Copy A (3 per pg)	L1099P-00400	[ * ]	[ * ]
EasyACCT Laser 1099 PATR Copy A (3 per pg)	L1099P-00500	[ * ]	[ * ]
EasyACCT Laser 1099 PATR Copy A (3 per pg)	L1099P-00600	[ * ]	[ * ]
EasyACCT Laser 1099 PATR Copy A (3 per pg)	L1099P-01000	[ * ]	[ * ]
EasyACCT Laser 1099 Q Copy A (3 per pg)	L1099Q-00100	[ * ]	[ * ]
EasyACCT Laser 1099 Q Copy A (3 per pg)	L1099Q-00200	[ * ]	[ * ]
EasyACCT Laser 1099 Q Copy A (3 per pg)	L1099Q-00300	[ * ]	[ * ]
EasyACCT Laser 1099 Q Copy A (3 per pg)	L1099Q-00400	[ * ]	[ * ]
EasyACCT Laser 1099 Q Copy A (3 per pg)	L1099Q-00500	[ * ]	[ * ]
EasyACCT Laser 1099 Q Copy A (3 per pg)	L1099Q-00600	[ * ]	[ * ]
EasyACCT Laser 1099 Q Copy A (3 per pg)	L1099Q-01000	[ * ]	[ * ]
EasyACCT Laser 1099R Copy A (2 per pg)	L1099R-00100	[ * ]	[ * ]
EasyACCT Laser 1099R Copy A (2 per pg)	L1099R-00200	[ * ]	[ * ]
EasyACCT Laser 1099R Copy A (2 per pg)	L1099R-00300	[ * ]	[ * ]
EasyACCT Laser 1099R Copy A (2 per pg)	L1099R-00400	[ * ]	[ * ]
EasyACCT Laser 1099R Copy A (2 per pg)	L1099R-00500	[ * ]	[ * ]
EasyACCT Laser 1099R Copy A (2 per pg)	L1099R-00600	[ * ]	[ * ]
EasyACCT Laser 1099R Copy A (2 per pg)	L1099R-01000	[ * ]	[ * ]
EasyACCT 1099 S Copy A (3 per pg)	L1099S-00100	[ * ]	[ * ]
EasyACCT 1099 S Copy A (3 per pg)	L1099S-00200	[ * ]	[ * ]
EasyACCT 1099 S Copy A (3 per pg)	L1099S-00300	[ * ]	[ * ]
EasyACCT 1099 S Copy A (3 per pg)	L1099S-00400	[ * ]	[ * ]
EasyACCT 1099 S Copy A (3 per pg)	L1099S-00500	[ * ]	[ * ]
EasyACCT 1099 S Copy A (3 per pg)	L1099S-00600	[ * ]	[ * ]
EasyACCT 1099 S Copy A (3 per pg)	L1099S-01000	[ * ]	[ * ]
EasyACCT 5498 Copy A (3 per pg)	L5498-00100	[ * ]	[ * ]
EasyACCT 5498 Copy A (3 per pg)	L5498-00200	[ * ]	[ * ]
EasyACCT 5498 Copy A (3 per pg)	L5498-00300	[ * ]	[ * ]
EasyACCT 5498 Copy A (3 per pg)	L5498-00400	[ * ]	[ * ]
EasyACCT 5498 Copy A (3 per pg)	L5498-00500	[ * ]	[ * ]
EasyACCT 5498 Copy A (3 per pg)	L5498-00600	[ * ]	[ * ]
EasyACCT 5498 Copy A (3 per pg)	L5498-01000	[ * ]	[ * ]

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

PTAP Tax forms	Product Id	Quantity	Price per item

EasyACCT Laser 941 (1 per pg)	L941-00100	[ * ]	[ * ]
EasyACCT Laser 941 (1 per pg)	L941-00200	[ * ]	[ * ]
EasyACCT Laser 941 (1 per pg)	L941-00300	[ * ]	[ * ]
EasyACCT Laser 941 (1 per pg)	L941-00400	[ * ]	[ * ]
EasyACCT Laser 941 (1 per pg)	L941-00500	[ * ]	[ * ]
EasyACCT Laser 941 (1 per pg)	L941-00600	[ * ]	[ * ]
EasyACCT Laser 941 (1 per pg)	L941-01000	[ * ]	[ * ]
EasyACCT Laser 941B (1 per pg)	L941B-00100	[ * ]	[ * ]
EasyACCT Laser 941B (1 per pg)	L941B-00200	[ * ]	[ * ]
EasyACCT Laser 941B (1 per pg)	L941B-00300	[ * ]	[ * ]
EasyACCT Laser 941B (1 per pg)	L941B-00400	[ * ]	[ * ]
EasyACCT Laser 941B (1 per pg)	L941B-00500	[ * ]	[ * ]
EasyACCT Laser 941B (1 per pg)	L941B-00600	[ * ]	[ * ]
EasyACCT Laser 941B (1 per pg)	L941B-01000	[ * ]	[ * ]
EasyACCT Laser CA DE-6 Quarterly	LCADE6-00100	[ * ]	[ * ]
EasyACCT Laser CA DE-6 Quarterly	LCADE6-00200	[ * ]	[ * ]
EasyACCT Laser CA DE-6 Quarterly	LCADE6-00300	[ * ]	[ * ]
EasyACCT Laser CA DE-6 Quarterly	LCADE6-00400	[ * ]	[ * ]
EasyACCT Laser CA DE-6 Quarterly	LCADE6-00500	[ * ]	[ * ]
EasyACCT Laser CA DE-6 Quarterly	LCADE6-00600	[ * ]	[ * ]
EasyACCT Laser CA DE-6 Quarterly	LCADE6-01000	[ * ]	[ * ]
EasyACCT Laser W-2 Fed Copy A (2 per pg)	LW2-00100	[ * ]	[ * ]
EasyACCT Laser W-2 Fed Copy A (2 per pg)	LW2-00200	[ * ]	[ * ]
EasyACCT Laser W-2 Fed Copy A (2 per pg)	LW2-00300	[ * ]	[ * ]
EasyACCT Laser W-2 Fed Copy A (2 per pg)	LW2-00400	[ * ]	[ * ]
EasyACCT Laser W-2 Fed Copy A (2 per pg)	LW2-00500	[ * ]	[ * ]
EasyACCT Laser W-2 Fed Copy A (2 per pg)	LW2-00600	[ * ]	[ * ]
EasyACCT Laser W-2 Fed Copy A (2 per pg)	LW2-01000	[ * ]	[ * ]
EasyACCT Laser W-2 Fed Copy A (2 per pg)	LW2-02000	[ * ]	[ * ]
EasyACCT Laser W-2 Fed Copy A (2 per pg)	LW2-03000	[ * ]	[ * ]
EasyACCT Laser W-2 Fed Copy A (2 per pg)	LW2-05000	[ * ]	[ * ]
EasyACCT Laser W-2 Copy B (2 per pg)	LW2B-00100	[ * ]	[ * ]
EasyACCT Laser W-2 Copy B (2 per pg)	LW2B-00200	[ * ]	[ * ]
EasyACCT Laser W-2 Copy B (2 per pg)	LW2B-00300	[ * ]	[ * ]
EasyACCT Laser W-2 Copy B (2 per pg)	LW2B-00400	[ * ]	[ * ]
EasyACCT Laser W-2 Copy B (2 per pg)	LW2B-00500	[ * ]	[ * ]
EasyACCT Laser W-2 Copy B (2 per pg)	LW2B-00600	[ * ]	[ * ]
EasyACCT Laser W-2 Copy B (2 per pg)	LW2B-01000	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (2 per pg)	LW2B2-00100	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (2 per pg)	LW2B2-00200	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (2 per pg)	LW2B2-00300	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (2 per pg)	LW2B2-00400	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (2 per pg)	LW2B2-00500	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (2 per pg)	LW2B2-00600	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (2 per pg)	LW2B2-01000	[ * ]	[ * ]

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

PTAP Tax forms	Product Id	Quantity	Price per item

EasyACCT Laser W-2 Blank Perf. Paper (2 per pg)	LW2B2-02000	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (2 per pg)	LW2B2-03000	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (2 per pg)	LW2B2-05000	[ * ]	[ * ]
EasyACCT Laser W-2 Copy B,2,C	LW2B2C-00100	[ * ]	[ * ]
EasyACCT Laser W-2 Copy B,2,C	LW2B2C-00200	[ * ]	[ * ]
EasyACCT Laser W-2 Copy B,2,C	LW2B2C-00300	[ * ]	[ * ]
EasyACCT Laser W-2 Copy B,2,C	LW2B2C-00400	[ * ]	[ * ]
EasyACCT Laser W-2 Copy B,2,C	LW2B2C-00500	[ * ]	[ * ]
EasyACCT Laser W-2 Copy B,2,C	LW2B2C-00600	[ * ]	[ * ]
EasyACCT Laser W-2 Copy B,2,C	LW2B2C-01000	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (3 per pg)	LW2B3-00100	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (3 per pg)	LW2B3-00200	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (3 per pg)	LW2B3-00300	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (3 per pg)	LW2B3-00400	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (3 per pg)	LW2B3-00500	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (3 per pg)	LW2B3-00600	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (3 per pg)	LW2B3-01000	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (3 per pg)	LW2B3-02000	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (3 per pg)	LW2B3-03000	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (3 per pg)	LW2B3-05000	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (4 per pg)	LW2B4-00100	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (4 per pg)	LW2B4-00200	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (4 per pg)	LW2B4-00300	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (4 per pg)	LW2B4-00400	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (4 per pg)	LW2B4-00500	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (4 per pg)	LW2B4-00600	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (4 per pg)	LW2B4-01000	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (4 per pg)	LW2B4-02000	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (4 per pg)	LW2B4-03000	[ * ]	[ * ]
EasyACCT Laser W-2 Blank Perf. Paper (4 per pg)	LW2B4-05000	[ * ]	[ * ]
EasyACCT Laser W-2 Employee B,C,2,2	LW2BC22-00100	[ * ]	[ * ]
EasyACCT Laser W-2 Employee B,C,2,2	LW2BC22-00200	[ * ]	[ * ]
EasyACCT Laser W-2 Employee B,C,2,2	LW2BC22-00300	[ * ]	[ * ]
EasyACCT Laser W-2 Employee B,C,2,2	LW2BC22-00400	[ * ]	[ * ]
EasyACCT Laser W-2 Employee B,C,2,2	LW2BC22-00500	[ * ]	[ * ]
EasyACCT Laser W-2 Employee B,C,2,2	LW2BC22-00600	[ * ]	[ * ]
EasyACCT Laser W-2 Employee B,C,2,2	LW2BC22-01000	[ * ]	[ * ]
EasyACCT Laser W-2 Copy C (2 per pg)	LW2C-00100	[ * ]	[ * ]
EasyACCT Laser W-2 Copy C (2 per pg)	LW2C-00200	[ * ]	[ * ]
EasyACCT Laser W-2 Copy C (2 per pg)	LW2C-00300	[ * ]	[ * ]
EasyACCT Laser W-2 Copy C (2 per pg)	LW2C-00400	[ * ]	[ * ]
EasyACCT Laser W-2 Copy C (2 per pg)	LW2C-00500	[ * ]	[ * ]
EasyACCT Laser W-2 Copy C (2 per pg)	LW2C-00600	[ * ]	[ * ]
EasyACCT Laser W-2 Copy C (2 per pg)	LW2C-01000	[ * ]	[ * ]

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

PTAP Tax forms	Product Id	Quantity	Price per item

EasyACCT Laser W-2 Copy 2 (2 per pg)	LW22-00100	[ * ]	[ * ]
EasyACCT Laser W-2 Copy 2 (2 per pg)	LW22-00200	[ * ]	[ * ]
EasyACCT Laser W-2 Copy 2 (2 per pg)	LW22-00300	[ * ]	[ * ]
EasyACCT Laser W-2 Copy 2 (2 per pg)	LW22-00400	[ * ]	[ * ]
EasyACCT Laser W-2 Copy 2 (2 per pg)	LW22-00500	[ * ]	[ * ]
EasyACCT Laser W-2 Copy 2 (2 per pg)	LW22-00600	[ * ]	[ * ]
EasyACCT Laser W-2 Copy 2 (2 per pg)	LW22-01000	[ * ]	[ * ]
EasyACCT Laser W-2 Copy D (2 per pg)	LW2D-00100	[ * ]	[ * ]
EasyACCT Laser W-2 Copy D (2 per pg)	LW2D-00200	[ * ]	[ * ]
EasyACCT Laser W-2 Copy D (2 per pg)	LW2D-00300	[ * ]	[ * ]
EasyACCT Laser W-2 Copy D (2 per pg)	LW2D-00400	[ * ]	[ * ]
EasyACCT Laser W-2 Copy D (2 per pg)	LW2D-00500	[ * ]	[ * ]
EasyACCT Laser W-2 Copy D (2 per pg)	LW2D-00600	[ * ]	[ * ]
EasyACCT Laser W-2 Copy D (2 per pg)	LW2D-01000	[ * ]	[ * ]
EasyACCT Laser W-2 Copy 1 (2 per pg)	LW21-00100	[ * ]	[ * ]
EasyACCT Laser W-2 Copy 1 (2 per pg)	LW21-00200	[ * ]	[ * ]
EasyACCT Laser W-2 Copy 1 (2 per pg)	LW21-00300	[ * ]	[ * ]
EasyACCT Laser W-2 Copy 1 (2 per pg)	LW21-00400	[ * ]	[ * ]
EasyACCT Laser W-2 Copy 1 (2 per pg)	LW21-00500	[ * ]	[ * ]
EasyACCT Laser W-2 Copy 1 (2 per pg)	LW21-00600	[ * ]	[ * ]
EasyACCT Laser W-2 Copy 1 (2 per pg)	LW21-01000	[ * ]	[ * ]
EasyACCT Laser W-3 Income Transm (1 per pg)	LW3-00025	[ * ]	[ * ]
EasyACCT Laser W-3 Income Transm (1 per pg)	LW3-00050	[ * ]	[ * ]
EasyACCT Laser W-3 Income Transm (1 per pg)	LW3-00075	[ * ]	[ * ]
EasyACCT Laser W-3 Income Transm (1 per pg)	LW3-00100	[ * ]	[ * ]
EasyACCT Laser W-3 Income Transm (1 per pg)	LW3-00200	[ * ]	[ * ]
EasyACCT Laser W-3 Income Transm (1 per pg)	LW3-00300	[ * ]	[ * ]
EasyACCT Laser W-3 Income Transm (1 per pg)	LW3-00400	[ * ]	[ * ]
EasyACCT Laser W-3 Income Transm (1 per pg)	LW3-00500	[ * ]	[ * ]
EasyACCT Laser W-3 Income Transm (1 per pg)	LW3-00600	[ * ]	[ * ]
EasyACCT Laser W-3 Income Transm (1 per pg)	LW3-01000	[ * ]	[ * ]

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

EXHIBIT B
FSG Products and Fulfillment Services

Pricing for FSG Products and Fulfillment Services

Fulfillment Services	Price	Measure

Fill Envelope orders and manage inventory	[ * ]	per line item
Fill storage box order and manage inventory	[ * ]	per line item
Fill forms, labels and miscellaneous orders and manage inventory	[ * ]	per line item
Fill piggy back label order and manage inventory	[ * ]	per order
Fill blank remittance form order and manage inventory	[ * ]	per order
Fill privacy/ non disclosure forms orders and manage inventory	[ * ]	per order
Fill requests for sample pack orders and manage inventory	[ * ]	**per line item (includes $ [ * ] postage)
Fill requests for catalogues and manage inventory	[ * ]	**per line item (includes $ [ * ] postage)
Delivery costs	[ * ]
Receipt, Scrapping or Restocking of Items	[ * ]

Note: Fulfillment costs will be included in the materials cost of the products in the invoices Harland provides for these products

**Fulfillment prices could change based on the costs of the postage

Product Costs	Price	Measure

Envelopes
Check Envelopes (Product # 873)	[ * ]	per thousand
Forms Envelopes (Product # 208)	[ * ]	per thousand
Self-Seal Check Envelopes (Product # 229)	[ * ]	per thousand
Self-Seal Forms Envelopes (Product # 331)	[ * ]	per thousand
Wallet Envelopes (Product # 438)	[ * ]	per thousand
Wallet Plus Envelopes (Product # 151)	[ * ]	per thousand
Marketing Materials
Catalogues and Samples Packs	na	Supplied by Intuit
Certificates	na	Supplied by Intuit
Business Reply Envelopes (BRE’s)	[ * ]	per thousand
Storage Boxes
Check Storage Box Blue	[ * ]	per item
Check Storage Box Green	[ * ]	per item
Check Storage Box Maroon	[ * ]	per item
Check Storage Box Purple	[ * ]	per item
Check Storage Box Yellow	[ * ]	per item
Multi-Purpose Storage Box Blue	[ * ]	per item
Multi-Purpose Storage Box Green	[ * ]	per item
Multi-Purpose Storage Box Maroon	[ * ]	per item
Multi-Purpose Storage Box Purple	[ * ]	per item
Multi-Purpose Storage Box Yellow	[ * ]	per item

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

Forms
Continuous Forms Leaders (10 pack)	[ * ]	per package
Laser Forms Leaders (10 pack)	[ * ]	per package
Miscellaneous
Rolodex Cards (500)	[ * ]	per package
Deposit Bags (25) (Product # 9439)	[ * ]	per package
Deposit Bags (100) (Product # 9439)	[ * ]	per package

Mailing Labels	100	200	300	400	500
Laser Avery 5160 1” x 2 5/8” (30-up)	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Laser Avery 5161 1” x 4” (20-up)	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Laser Avery 5162 1 1/3” x 4” (14-up)	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Laser Avery 5163 2” x 4” (10- up)	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Laser Avery 5164 3 1/2” x 4”	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Laser Avery 5267 1/2” x 1 3/4”	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Laser Avery 5196 2 3/4” x 2 3/4”	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Laser Avery 5366 1/2” x 3”	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Laser DT-400 -FedEx shipping Label 8.5” X 5.5” (2-up)	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
	250	500	1000	2000
Laser Piggy back Label	[ * ]	[ * ]	[ * ]	[ * ]
	500	1000	2000	3000	5000
Continuous Avery 4602 3 1/2” x 15/16”	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Continuous Avery 4143 3 1/2” x 15/16”	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Continuous Avery 4145 4” x 1 7/16”	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Continuous Avery 4146 4” x 15/16”	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Continuous Avery 4013 15/16” X 3 1/2”	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Other Forms	250	500	1000	2000
Blank Remittance Forms	[ * ]	[ * ]	[ * ]	[ * ]
	100	200	500	1000
Privacy/ Non disclosure forms	[ * ]	[ * ]	[ * ]	[ * ]
Large Mailing Envelopes	100	250	500	1000
White envelope, black imprint	[ * ]	[ * ]	[ * ]	[ * ]
Yellow Kraft envelope, black imprint	[ * ]	[ * ]	[ * ]	[ * ]
Non-black standard color	[ * ]
Black plus one standard color	[ * ]
Two non-black standard colors	[ * ]

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

17